Income Taxes (Details)	Dec. 31, 2015 USD ($)
Deferred tax asset
Net operating loss carryforward	$ 496,880
Total deferred tax asset	496,880
Valuation allowance	(496,880)
Deferred tax asset, net of allowance	$ 0